Exhibit 99.2

LXP INDUSTRIAL TRUST

QUARTERLY SUPPLEMENTAL INFORMATION

SECOND QUARTER 2022

TABLE OF CONTENTS June 30, 2022

	PAGE		PAGE

SUMMARY / HIGHLIGHTS	3	TENANT DATA
		TOP 15 TENANTS	19
FINANCIAL DATA		QUARTERLY LEASING SUMMARY	20
CONSOLIDATED BALANCE SHEETS	4	LEASE ROLLOVER SCHEDULES	21
CONSOLIDATED STATEMENTS OF OPERATIONS	5	PROPERTY LEASES AND VACANCIES	23
NON-GAAP FINANCIAL DATA	6
SELECT CREDIT METRICS SUMMARY	10	DEBT
OTHER FINANCIAL DATA	11	MORTGAGES AND NOTES PAYABLE	33
		DEBT MATURITY SCHEDULE	35
CAPITAL DEPLOYMENT / RECYCLING		DEBT COVENANTS	36
QUARTERLY INVESTMENTS / CAPITAL RECYCLING	12
DEVELOPMENT SUMMARY	13	COMPONENTS OF NET ASSET VALUE	37
CAPITAL EXPENDITURES AND LEASING COSTS	14
		NON-GAAP MEASURES DEFINITIONS	38
PORTFOLIO DATA
PORTFOLIO DATA	15	INVESTOR INFORMATION	42
SAME STORE DATA	16
PORTFOLIO DETAIL BY ASSET CLASS	17
INDUSTRIAL PORTFOLIO INFORMATION	18

This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of LXP Industrial Trust (“LXP”), which may cause actual results, performance or achievements of LXP and its subsidiaries to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in LXP’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, risks related to: (1) the potential adverse impact on LXP or its tenants from the novel coronavirus (COVID-19), (2) the authorization of LXP’s Board of Trustees of future dividend declarations, (3) the successful consummation of any lease, acquisition, build-to-suit, development project, disposition, financing or other transaction on the terms described herein or at all, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs and construction schedule delays, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports LXP files with the Securities and Exchange Commission are available on LXP’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe LXP’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, LXP undertakes no obligation to revise those forward-looking statements to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that LXP’s expectations will be realized.

See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document. All information is on a consolidated basis unless noted.

SUMMARY / HIGHLIGHTS June 30, 2022

LXP is a real estate investment trust (“REIT”) focused on single-tenant industrial real estate investments. LXP has been a publicly traded REIT since 1993 (NYSE: LXP). LXP’s investment strategy is focused on the acquisition and development of high quality and well-located industrial warehouse and distribution facilities.

Quarterly Highlights	Portfolio Statistics

- Net Income - $0.14 per diluted common share	# of Properties:	121

- Adjusted Company FFO - $0.17 per diluted common share	# of States:	22

- Completed 0.9 million square feet of new leases and lease extensions, raising industrial Base and Cash Base Rents by 21.3% and 18.7%	Square Footage:	55.0 million

- Acquired a warehouse/distribution facility for a cost of $59.1 million	Ongoing Development Projects:	6

- Acquired an aggregate of 60 acres of developable land in the Atlanta, GA and Indianapolis, IN markets for an aggregate investment of $2.6 million	Stabilized Portfolio % Leased:	98.9%

- Commenced development of two warehouse/distribution facilities in the Central Florida market	# of Leases:	146

- Invested an aggregate of $52.6 million in six ongoing development projects	% Industrial:	98.9%

- Disposed of three properties for an aggregate gross distribution price of $55.1 million	Weighted-Average Lease Term (ABR):	6.3 years

- Net Debt to Adjusted EBITDA ratio was 6.8x at quarter end ( 6.1x including forward common share sales contracts)	Weighted-Average Age:	9.6 years

	Developable Land:(1)	637 acres

Footnote

(1)	Includes consolidated and non-consolidated developable land.

CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands, except share and per share data)

	June 30, 2022	December 31, 2021
Assets:
Real estate, at cost	$3,631,514	$3,583,978
Real estate - intangible assets	332,646	341,403
Land held for development	108,032	104,160
Investments in real estate under construction	294,399	161,165
Real estate, gross	4,366,591	4,190,706
Less: accumulated depreciation and amortization	703,300	655,740
Real estate, net	3,663,291	3,534,966
Assets held for sale	114,546	82,586
Right-of-use assets, net	25,994	27,966
Cash and cash equivalents	49,817	190,926
Restricted cash	109	101
Investments in non-consolidated entities	59,132	74,559
Deferred expenses, net	22,627	18,861
Rent receivable - current	2,604	3,526
Rent receivable - deferred	67,404	63,283
Investment in sales-type lease	28,013	-
Other assets	20,883	8,784
Total assets	$4,054,420	$4,005,558

Liabilities and Equity:
Liabilities:
Mortgages and notes payable, net	$77,651	$83,092
Revolving credit facility borrowings	120,000	-
Term loan payable, net	298,698	298,446
Senior notes payable, net	988,613	987,931
Trust preferred securities, net	127,644	127,595
Dividends payable	35,578	37,425
Liabilities held for sale	5,095	3,468
Operating lease liabilities	26,983	29,094
Accounts payable and other liabilities	81,787	77,607
Accrued interest payable	7,947	8,481
Deferred revenue - including below market leases, net	12,195	14,474
Prepaid rent	12,579	14,717
Total liabilities	1,794,770	1,682,330

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issues and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 600,000,000 shares, 281,670,437 and 283,752,726 shares issued and outstanding in 2022 and 2021, respectively	28	28
Additional paid-in-capital	3,189,713	3,252,506
Accumulated distributions in excess of net income	(1,068,408)	(1,049,434)
Accumulated other comprehensive income (loss)	9,558	(6,258)
Total shareholders’ equity	2,224,907	2,290,858
Noncontrolling interests	34,743	32,370
Total equity	2,259,650	2,323,228
Total liabilities and equity	$4,054,420	$4,005,558

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and in thousands, except share and per share data)

	Three months ending June 30,		Six months ending June 30,
	2022	2021	2022	2021
Gross revenues:
Rental revenue	$77,939	$80,572	$156,475	$172,217
Other revenue	1,836	969	3,578	1,881
Total gross revenues	79,775	81,541	160,053	174,098
Expenses applicable to revenues:
Depreciation and amortization	(45,193)	(43,044)	(89,699)	(85,220)
Property operating	(13,702)	(11,626)	(28,318)	(22,560)
General and administrative	(9,296)	(7,912)	(20,033)	(16,332)
Non-operating income	79	4	111	481
Interest and amortization expense	(10,821)	(11,474)	(21,503)	(22,960)
Impairment charges	(1,829)	-	(1,829)	-
Gains on sales of properties	27,855	66,726	28,110	88,645
Selling profit from sales-type lease	9,314	-	9,314	-
Income before provision for income taxes and equity in earnings (losses) of non-consolidated entities	36,182	74,215	36,206	116,152
Provision for income taxes	(263)	(344)	(680)	(716)
Equity in earnings (losses) of non-consolidated entities	5,619	(84)	16,920	(174)
Net income	41,538	73,787	52,446	115,262
Less net income attributable to noncontrolling interests	(240)	(1,109)	(526)	(1,542)
Net income attributable to LXP Industrial Trust shareholders	41,298	72,678	51,920	113,720
Dividends attributable to preferred shares - Series C	(1,573)	(1,573)	(3,145)	(3,145)
Allocation to participating securities	(58)	(105)	(110)	(178)
Net income attributable to common shareholders	$39,667	$71,000	$48,665	$110,397

Net income attributable to common shareholders - per common share basic	$0.14	$0.26	$0.17	$0.40
Weighted-average common shares outstanding - basic	283,568,078	275,568,868	283,604,072	275,493,019

Net income attributable to common shareholders - per common share diluted	$0.14	$0.26	$0.17	$0.40
Weighted-average common shares outstanding - diluted	285,436,441	277,466,056	287,687,397	276,834,089

NON-GAAP FINANCIAL DATA (Unaudited and in thousands, except share and per share data)

	Three months ending June 30,		Six months ending June 30,
	2022	2021	2022	2021
FUNDS FROM OPERATIONS:
Basic and Diluted:
Net income attributable to common shareholders	$39,667	$71,000	$48,665	$110,397
Adjustments:
Depreciation and amortization	44,523	42,312	88,373	83,790
Impairment charges - real estate, including our share of non-consolidated entities	6,043	-	6,043	-
Noncontrolling interest - OP units	47	912	136	1,151
Amortization of leasing commissions	670	732	1,326	1,430
Joint venture and noncontrolling interest adjustment	2,823	2,114	5,973	4,229
Gain on sales of properties, including our share of non-consolidated entities, net of tax	(39,435)	(66,726)	(50,961)	(88,645)
FFO available to common shareholders and unitholders - basic	54,338	50,344	99,555	112,352
Preferred dividends	1,573	1,573	3,145	3,145
Amount allocated to participating securities	58	105	110	178
FFO available to common equityholders and unitholders - diluted	55,969	52,022	102,810	115,675
Selling profit from sales-type lease(1)	(9,314)	-	(9,314)	-
Non-recurrings costs(2)	719	130	1,989	141
Debt satisfaction losses including our share of non-consolidated entities	1,495	-	1,495	-
Adjusted Company FFO available to all equityholders and unitholders - diluted	$48,869	$52,152	$96,980	$115,816

Per Common Share and Unit Amounts:
Basic:
FFO	$0.19	$0.18	$0.35	$0.40

Diluted:
FFO	$0.19	$0.18	$0.35	$0.41
Adjusted Company FFO	$0.17	$0.18	$0.33	$0.41

Weighted-Average Common Shares:
Basic:
Weighted-average common shares outstanding - basic EPS	283,568,078	275,568,868	283,604,072	275,493,019
Operating partnership units (3)	860,048	2,793,718	865,512	2,822,907
Weighted-average common shares outstanding - basic FFO	284,428,126	278,362,586	284,469,584	278,315,926

Diluted:
Weighted-average common shares outstanding - diluted EPS	285,436,441	277,466,056	287,687,397	276,834,089
Operating partnership units (3)	-	2,793,718	-	2,822,907
Unvested share-based payments awards	10,140	44,489	34,762	26,808
Preferred shares - Series C	4,710,570	4,710,570	4,710,570	4,710,570
Weighted-average common shares outstanding - diluted FFO	290,157,151	285,014,833	292,432,729	284,394,374

(1)	Gain recognized upon exercise of the tenant’s purchase option in the lease.
(2)	Includes transaction, strategic alternatives and costs related to shareholder activism.
(3)	Includes OP units other than OP units held by LXP.

NON-GAAP FINANCIAL DATA (CONTINUED) (Unaudited and in thousands)

	Three months ending June 30,		Six months ending June 30,
	2022	2021	2022	2021
Adjusted Company FFO available to all equityholders and unitholders - diluted	$48,869	$52,152	$96,980	$115,816

FUNDS AVAILABLE FOR DISTRIBUTION
Adjustments:
Straight-line adjustments	(3,313)	(2,930)	(6,815)	(4,950)
Lease incentives	129	194	263	413
Amortization of above/below market leases	(481)	(437)	(961)	(897)
Lease termination payments, net	-	(661)	-	1,543
Non-cash interest	820	819	1,639	1,637
Non-cash charges, net	1,598	1,811	3,696	3,575
Capitalized interest and internal costs	(1,885)	(705)	(3,051)	(1,396)
Second generation tenant improvements	(285)	(716)	(4,517)	(735)
Second generation lease costs	(617)	(822)	(758)	(3,054)
Joint venture and non-controlling interest adjustment	130	46	(219)	(127)
Company Funds Available for Distribution	$44,965	$48,751	$86,257	$111,825

NON-GAAP FINANCIAL DATA (CONTINUED) ($000)

Net Operating Income (“NOI”):	Three months ending June 30,		Six months ending June 30,
	2022	2021	2022	2021
Net income	$41,538	$73,787	$52,446	$115,262

Interest and amortization expense	10,821	11,474	21,503	22,960
Provision for income taxes	263	344	680	716
Depreciation and amortization	45,193	43,044	89,699	85,220
General and administrative	9,296	7,912	20,033	16,332
Transaction costs	(34)	130	55	141
Non-operating/advisory fee income	(1,503)	(744)	(2,986)	(1,974)
Gains on sales of properties	(27,855)	(66,726)	(28,110)	(88,645)
Impairment charges	1,829	-	1,829	-
Selling profit from sales-type lease	(9,314)	-	(9,314)	-
Equity in (earnings) losses of non-consolidated entities	(5,619)	84	(16,920)	174
Lease termination income, net	-	(886)	-	(11,827)
Straight-line adjustments	(3,313)	(2,930)	(6,815)	(4,950)
Lease incentives	129	194	263	413
Amortization of above/below market leases	(481)	(437)	(961)	(897)
Sales-type lease interest income	(13)	-	(13)	-
NOI	60,937	65,246	121,389	132,925

Less NOI:
Acquisitions, development and dispositions	(7,914)	(13,844)	(17,060)	(31,412)
Same-Store NOI	$53,023	$51,402	$104,329	$101,513

NON-GAAP FINANCIAL DATA (CONTINUED) ($000)

Adjusted EBITDA:
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	Trailing 12 Months
Net income attributable to LXP Industrial Trust shareholders	$41,298	$10,622	$262,290	$6,638	$320,848
Interest and amortization expense	10,821	10,682	11,538	12,210	45,251
Provision for income taxes	263	417	307	270	1,257
Depreciation and amortization	45,193	44,506	46,135	45,359	181,193
Straight-line adjustments	(3,313)	(3,502)	(4,178)	(3,196)	(14,189)
Lease incentives	129	134	175	192	630
Amortization of above/below market leases	(481)	(480)	(340)	(314)	(1,615)
Gains on sales of properties	(27,855)	(255)	(262,507)	(16,122)	(306,739)
Impairment charges	1,829	-	3,493	2,048	7,370
Debt satisfaction losses, net	-	-	672	13,222	13,894
Selling profit from sales-type lease	(9,314)	-	-	-	(9,314)
Sales-type lease interest income	(13)	-	-	-	(13)
Non-cash charges, net	1,598	2,098	1,796	1,766	7,258
Non-recurring strategic alternatives and activism costs	753	1,181	1,199	-	3,133

Pro-rata share adjustments:
Non-consolidated entities adjustment	(1,487)	(6,833)	2,750	2,837	(2,733)
Noncontrolling interests adjustment	35	77	267	228	607

Adjusted EBITDA	$59,456	$58,647	$63,597	$65,138	$246,838

SELECT CREDIT METRICS SUMMARY (1)

	12/31/2019	12/31/2020	12/31/2021	6/30/2022
Adjusted Company FFO Payout Ratio	51.6%	55.6%	56.7%	72.7%

Unencumbered Assets	$3.3 billion	$3.8 billion	$4.2 billion	$4.4 billion

Unencumbered NOI	84.1%	89.3%	92.6%	93.3%

(Debt + Preferred) / Gross Assets	34.5%	32.5%	33.4%	35.1%

Debt/Gross Assets	32.1%	30.4%	31.4%	33.1%

Secured Debt / Gross Assets	9.6%	3.1%	1.7%	1.6%

Unsecured Debt / Unencumbered Assets	28.2%	32.1%	33.5%	34.6%

Net Debt / Adjusted EBITDA (2)(3)	4.9x	4.8x	5.5x	6.8x

(Net Debt + Preferred) / Adjusted EBITDA (2)	5.3x	5.1x	5.8x	7.2x

Credit Facilities Availability (4)	$600.0 million	$600.0 million	$600.0 million	$480.0 million

Footnotes

(1)	LXP believes these credit metrics provide investors with additional information to evaluate its liquidity and performance.
(2)	Includes prorata share of non-consolidated assets. Adjusted EBITDA is for the last 12 months.
(3)	6/30/2022 Net Debt/Adjusted EBITDA would have been 6.1x including forward common share sale contracts.
(4)	Subject to covenant compliance.

OTHER FINANCIAL DATA 6/30/2022 ($000)

Rent Estimates for Current Assets

Year	Base Rent (1)	Cash Base Rent (1)	Difference
2022 - remaining	$133,786	$128,863	$(4,923)
2023	268,248	264,218	(4,030)

Balance Sheet
Other assets	$20,883

The components of other assets are:

Deposits	$2,032
Equipment	359
Prepaids	4,233
Note receivable	1,483
Other receivables	484
Deferred lease incentives	2,727
Derivative asset	9,558
Deferred asset	7

Accounts payable and other liabilities	$81,787

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$22,762
Development, CIP and other accruals	50,591
Taxes	154
Deferred lease costs	4,163
Deposits	4,068
Transaction costs	49

Footnote
(1)	Amounts assume (i) lease terms for non-cancellable periods only, (ii) no new or renegotiated leases are entered into after 6/30/2022, and (iii) no properties are sold or acquired after 6/30/2022.

QUARTERLY INVESTMENTS / CAPITAL RECYCLING SUMMARY 6/30/2022

PROPERTY ACQUISITIONS

	Property Type	Market		Square Feet	Initial Basis ($000)	Month Closed	Primary Lease Expiration	Percent Leased at Acquisition
Consolidated
1	Warehouse/distribution	Phoenix	AZ	268,872	$59,140	April	05/2037	100%

1	TOTAL PROPERTY INVESTMENTS(1)			268,872	$59,140

CAPITAL RECYCLING

	Location		Property Type	Gross Disposition Price ($ 000)	Annualized Net Income ($000) (2)	Annualized NOI ($000)(2)	Month of Disposition	% Leased	Gross Disposition Price PSF
Consolidated
1	Tucson	AZ	Office	$7,784	$462	$571	April	100%	$272.25
2	Shreveport	LA	Industrial	21,442	951	1,401	April	100%	83.16
3	Shreveport	LA	Industrial	25,880	1,110	1,728	April	100%	40.06
3	TOTAL CONSOLIDATED PROPERTY DISPOSITIONS			$55,106	$2,523	$3,700

Non - Consolidated
1	Richmond(3)	VA	Office	$149,072	$1,635	$9,507	June	97%	$451.31
1	TOTAL NON-CONSOLIDATED PROPERTY DISPOSITIONS			$149,072	$1,635	$9,507

Footnotes

(1)	In addition, an aggregate of 60 acres of developable land in the Atlanta, GA and Indianapolis, IN markets were acquired for an aggregate investment of $2.6 million.

(2)	Generally, quarterly period prior to sale annualized.

(3)	LXP owns 20% and received $16.6 million after the joint venture satisfied $57.5 million of non-recourse mortgage debt.

DEVELOPMENT SUMMARY 6/30/2022

ONGOING:

	Project (% owned)	# of Buildings	Market	Estimated Sq. Ft.	Estimated Project Project Cost ($000)(1)	GAAP Investment Balance as of 6/30/2022 ($000)	LXP Amount Funded as of 6/30/2022 ($000)(2)	Estimated Building Completion Date	% Leased as of 6/30/2022
Consolidated
1	The Cubes at Etna East (95%)	1	Columbus, OH	1,074,840	$72,100	$52,136	$44,449	3Q 2022	0%
2	Ocala (80%)	1	Central Florida	1,085,280	83,100	60,483	49,711	4Q 2022	0%
3	Cotton 303 (93%)(3)	2	Phoenix, AZ	880,678	84,200	47,798	39,150	4Q 2022	45%
4	Mt. Comfort (80%)	1	Indianapolis, IN	1,053,360	65,500	38,598	29,581	4Q 2022	0%
5	Smith Farms (90%)(4)	3	Greenville/Spartanburg, SC	2,194,820	170,400	85,704	60,704	4Q 2022-2Q 2023	36%
6	South Shore (100%)	2	Central Florida	270,885	40,500	9,680	9,367	2Q 2023	0%
6	Total Consolidated Development Projects				$515,800	$294,399	$232,962

LAND HELD FOR DEVELOPMENT:

	Project (% owned)	Market	Approx. Developable Acres	GAAP Investment Balance as of 6/30/2022 ($000)	LXP Amount Funded as of 6/30/2022 ($000)(2)
Consolidated
1	Reems & Olive (95.5%)	Phoenix, AZ	420	$101,227	$96,788
2	Mt. Comfort Phase II (80%)	Indianapolis, IN	116	5,076	4,033
3	ATL Fairburn JV (100%)	Atlanta, GA	14	1,729	1,727
3	Total Consolidated Land Projects		550	$108,032	$102,548

	Project (% owned)	# of Buildings	Market	Approx. Developable Acres	GAAP Investment Balance as of 6/30/2022 ($000)	LXP Amount Funded as of 6/30/2022 ($000)(2)
Non - Consolidated
1	ETNA Park 70 (90%)	TBD	Columbus, OH	66	$12,931	$13,468
2	ETNA Park 70 East (90%)	TBD	Columbus, OH	21	2,116	2,228

2	Total Non-Consolidated Land Projects			87	$15,047	$15,696

Footnotes

(1)	Estimated project cost includes estimated tenant improvements and lease costs and excludes potential developer partner promote, if any.

(2)	Excludes noncontrolling interests’ share.

(3)	Pre-leased 392,278 square foot facility subject to a 10-year lease commencing upon substantial completion of the facility.

(4)	Pre-leased one 797,936 square foot facility subject to a 12-year lease commencing upon substantial completion of the facility.

CAPITAL EXPENDITURES AND LEASING COSTS (1) 6/30/2022 ($000)

	Six months ending June 30,
	2022	2021
First Generation Costs
Tenant Improvements	$388	$-
Leasing Costs	1,824	-
Base Building	2,135	-
Total First Generation Costs	$4,347	$-

Second Generation Costs
Tenant Improvements
Industrial	$4,517	$319
Other	-	416
Total Second Generation Tenant Improvements	$4,517	$735
Leasing Costs
Industrial	$635	$2,424
Other	123	630
Total Second Generation Leasing Costs	$758	$3,054
Building Improvements
Industrial	$8,568	$1,758
Other	-	425
Total Second Generation Building Improvements	$8,568	$2,183

Total Second Generation Costs	$13,843	$5,972

Total Capital Expenditures and Leasing Costs	$18,190	$5,972

Footnote

(1)	Consolidated costs on a cash basis. Amounts exclude capitalized interest and internal costs, if any. Leasing costs includes payments for lease incentives, if any.

PORTFOLIO DATA 6/30/2022 ($000)

Asset Class	6/30/2022 ABR (1)	6/30/2022 ABR %	6/30/2021 ABR % (2)(3)
Industrial	$240,190	90.4%	87.1%
Other	25,474	9.6%	12.9%
	$265,664	100.0%	100.0%

Credit Ratings (4)	6/30/2022 ABR (1)	6/30/2022 ABR %	6/30/2021 ABR % (2)(3)
Investment Grade	$148,657	56.0%	47.3%
Non-Investment Grade	36,404	13.7%	18.5%
Unrated	80,603	30.3%	34.2%
	$265,664	100.0%	100.0%

Weighted-Average Lease Term - ABR		As of 6/30/2022(1)	As of 6/30/2021(2)(3)
		6.3 years	7.0 years

Lease Escalation Data (5)

Footnotes

(1)	Based on Annualized Cash Base Rent (“ABR”) for consolidated properties owned as of 6/30/2022.
(2)	6/30/2021 updated to reflect three special purpose industrial properties that were reclassified to Other in 4Q 2021.
(3)	6/30/2021 is restated based on ABR.
(4)	Credit ratings are based upon either tenant, guarantor or parent/ultimate parent.
(5)	Based on consolidated ABR for single-tenant leases (properties 50% leased to a single tenant) owned as of 6/30/2022. Excludes parking operations.

SAME STORE DATA 6/30/2022 ($000)

Same-Store NOI (1)			Same-Store NOI by Components (1)

	Consolidated		Industrial		Other
	Three months ended June 30,		Three months ended June 30,		Three months ended June 30,
	2022	2021	2022	2021	2022	2021
Total Cash Base Rent	$54,637	$52,640	$48,256	$45,787	$6,381	$6,853
Tenant Reimbursements	9,141	8,940	7,547	7,543	1,594	1,397
Property Operating Expenses	(10,755)	(10,178)	(8,097)	(8,252)	(2,658)	(1,926)
Same-Store NOI	$53,023	$51,402	$47,706	$45,078	$5,317	$6,324

Change in Same-Store NOI	3.2%		5.8%		-15.9%

Same-Store # of Properties	95	95	84	84	11	11

Same-Store Percent Leased(2)	99.3%	98.5%	99.8%	98.5%	89.0%	97.3%

	Consolidated		Industrial		Other
	Six months ended June 30,		Six months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021	2022	2021
Total Cash Base Rent	$107,708	$103,765	$95,040	$90,062	$12,668	$13,703
Tenant Reimbursements	18,599	17,647	15,526	14,836	3,073	2,811
Property Operating Expenses	(21,978)	(19,899)	(16,769)	(15,954)	(5,209)	(3,945)
Same-Store NOI	$104,329	$101,513	$93,797	$88,944	$10,532	$12,569

Change in Same-Store NOI	2.8%		5.5%		-16.2%

Same-Store # of Properties	92	92	81	81	11	11

Same-Store Percent Leased(2)	99.3%	98.5%	99.8%	98.5%	89.0%	97.3%

Footnotes

(1)	2021 Industrial/Other updated to reflect three special purpose industrial properties that were reclassified to Other in 4Q 2021.

(2)	At June 30, 2022.

PORTFOLIO DETAIL BY ASSET CLASS 6/30/2022 ($000, except square footage)

Asset Class	YE 2019(1)	YE 2020(1)	YE 2021	6/30/2022
Industrial
% of Cost (2)	81.5%	90.8%	98.1%	98.9%
% of ABR (3)	75.5%	86.3%	88.5%	90.4%
% Leased (4)	97.9%	98.7%	99.8%	99.3%
Wtd. Avg. Lease Term (5)	8.3	7.4	6.9	6.7
Mortgage Debt	$109,939	$105,419	$70,626	$68,324
% Investment Grade (3)	45.9%	50.8%	58.9%	59.3%
Square Feet	48,742,014	53,938,155	52,738,438	52,902,309

Other
% of Cost (2)	18.5%	9.2%	1.9%	1.1%
% of ABR (3)	24.5%	13.7%	11.5%	9.6%
% Leased	85.8%	89.3%	89.4%	89.0%
Wtd. Avg. Lease Term (5)	8.5	7.2	3.8	2.6
Mortgage Debt	$283,933	$32,993	$13,803	$10,521
% Investment Grade (3)	57.3%	42.0%	27.3%	24.9%
Square Feet	3,876,294	2,171,633	2,089,118	2,060,527
Construction in progress (6)	$15,208	$79,022	$166,647	$301,497

Footnotes

(1)	Three special purpose industrial properties were reclassified to Other in 2021. Prior periods not restated.

(2)	Based on gross book value of real estate assets; excludes held for sale assets.

(3)	For 2019, 2020, and 2021 percentage of Base Rent, for consolidated properties owned as of each respective period.

(4)	For 2021 and 2022 percentage is for Stabilized Portfolio.

(5)	For 2019, 2020 and 2021 based on Cash Base Rent for respective year. 2022 based on ABR.

(6)	Includes development classified as real estate under construction on a consolidated basis and capital expenditures for our operating properties.

INDUSTRIAL PORTFOLIO INFORMATION 6/30/2022

Markets (1)	ABR % as of 6/30/2022 (2)
Phoenix, AZ	9.0%
Atlanta, GA	8.8%
Memphis, TN	8.1%
Greenville/Spartanburg, SC	8.0%
Houston, TX	6.0%
Cincinnati/Dayton, OH	5.7%
Indianapolis, IN	5.7%
Dallas/Ft. Worth, TX	5.5%
Nashville, TN	3.8%
Chicago, IL	3.6%
Columbus, OH	3.1%
Central Florida	3.1%
Savannah, GA	2.7%
Jackson, MS	2.6%
St. Louis, MO	2.4%
DC/Baltimore, MD	2.3%
Charlotte, NC	2.2%
New York/New Jersey	2.1%
Cleveland, OH	2.1%
Detroit, MI	2.0%
Total Industrial Portfolio Concentration (3)	88.9%
Industries	ABR % as of 6/30/2022 (2)
Consumer Products	22.4%
Transportation/Logistics	20.0%
E-Commerce	15.0%
Automotive	14.3%
Food	11.0%
Construction/Materials	9.4%
Apparel	2.4%
Retail Department	2.2%
Specialty	1.9%
Other	1.4%
Total Industrial Portfolio Concentration (3)	100.0%

Additional Information
# of Properties	110
Square Feet	52,902,309
Weighted-Average Age (Years)(4)	8.9
Weighted-Average ABR per SF(5)	$4.41
Weighted-Average Lease Term (Years)(6)	6.7
% with Fixed Escalation(7)	97.0%
Average Annual Rent Escalation(7)	2.4%
Average Building Size (SF)	480,930
Average Clear Height (Feet)(8)	32.7
% Top 25 Markets(9)	76.8%
% Top 50 Markets(9)	91.5%

Footnotes

(1)	Based on CoStar.com inventory data.

(2)	Based on ABR for consolidated properties owned as of 6/30/2022.

(3)	Total shown may differ from detailed amounts due to rounding.

(4)	Weighting based on square footage.

(5)	Excludes land distribution assets and all vacant square footage.

(6)	Weighting based on ABR.

(7)	Based on ABR for single-tenant leases (properties 50% leased to a single tenant) owned as of 6/30/2022. Excludes rents from prior tenants. Average Annual Rent Escalation based on next rent step percentages.

(8)	Based on internal and external sources.

(9)	Percent of ABR based upon CoStar.com inventory data.

TOP 15 TENANTS 6/30/2022

Tenants (1)	Property Type	Lease Expirations	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)(3)	ABR as of 6/30/2022 ($000)	ABR % as of 6/30/2022 ($000) (2)(4)
Amazon	Industrial	2026-2033	6	3,864,731	7.1%	$17,919	6.7%
Nissan	Industrial	2027	2	2,971,000	5.5%	12,908	4.9%
Kellogg	Industrial	2027-2029	3	2,801,916	5.2%	9,416	3.5%
Wal-Mart	Industrial	2024-2031	3	2,351,917	4.3%	8,702	3.3%
GXO Logistics	Industrial	2024-2028	3	1,697,475	3.1%	7,190	2.7%
Xerox	Office	2023	1	202,000	0.4%	7,070	2.7%
Undisclosed (5)	Industrial	2031-2035	3	1,090,383	2.0%	6,936	2.6%
Watco	Industrial	2038	1	132,449	0.2%	6,318	2.4%
FedEx	Industrial	2028	2	292,021	0.5%	5,728	2.2%
Morgan Lewis (6)	Office	2024	1	289,432	0.5%	5,707	2.1%
Mars Wrigley	Industrial	2025	1	604,852	1.1%	5,396	2.0%
Undisclosed (5)	Industrial	2034	1	1,318,680	2.4%	5,198	2.0%
Olam	Industrial	2024 & 2037	2	1,196,614	2.2%	4,993	1.9%
Georgia-Pacific	Industrial	2028 & 2031	2	1,283,102	2.4%	4,868	1.8%
Owens Corning	Industrial	2023-2027	3	863,242	1.6%	4,825	1.8%
			34	20,959,814	38.6%	$113,174	42.6%

Footnotes

(1)	Tenant, guarantor or parent.

(2)	Total shown may differ from detailed amounts due to rounding.

(3)	Excludes vacant square feet.

(4)	Based on ABR for consolidated properties owned as of 6/30/2022.

(5)	Lease restricts certain disclosures.

(6)	Includes parking operations.

QUARTERLY LEASING SUMMARY 6/30/2022

NEW LEASES - FIRST GENERATION(1)

	Location		Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)	New Cash Base Rent Per Annum ($000)(2)
	Industrial
1	Goodyear(3)	AZ	02/2033	392,278	$3,281	$2,913
1	TOTAL NEW LEASES - FIRST GENERATION			392,278	$3,281	$2,913

SECOND GENERATION

	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)	Prior Base Rent Per Annum ($000)(4)	New Cash Base Rent Per Annum ($000)(2)	Prior Cash Base Rent Per Annum ($000)(4)
	LEASE EXTENSIONS
	Industrial
1	Lafayette	IN	09/2024	09/2029	309,400	$1,427	$1,215	$1,439	$1,241
2	Olive Branch	MS	05/2023	05/2028	151,691	755	584	751	604
2	TOTAL EXTENDED LEASES - INDUSTRIAL - SECOND GENERATION				461,091	$2,182	$1,799	$2,190	$1,845

Footnotes

(1)	Leased first generation space that was developed or acquired vacant.

(2)	Assumes 12 months rent from the later of 7/1/2022 or lease commencement/extension, excluding free rent periods as applicable.

(3)	Lease expiration date is estimated.

(4)	Rent from prior tenants for square feet leased.

LEASE ROLLOVER SCHEDULE - INDUSTRIAL 6/30/2022 ($000)

Year	Number of Leases Expiring	ABR as of 6/30/2022	Percent of ABR as of 6/30/2022	Percent of ABR as of 6/30/2021(2)
2022 - remaining	0	$-	0.0%	0.5%
2023	4	6,299	2.6%	4.6%
2024	21	26,061	10.9%	13.0%
2025	13	17,618	7.3%	10.1%
2026	22	26,525	11.0%	9.6%
2027	13	36,206	15.1%	12.6%
2028	7	15,187	6.3%	4.8%
2029	10	22,507	9.4%	6.7%
2030	9	25,568	10.6%	10.5%
2031	11	18,680	7.8%	4.9%
Thereafter	18	45,539	19.0%	19.5%

Total (1)	128	$240,190	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding.

(2)	6/30/2021 updated to reflect three special purpose industrial properties that were reclassified to Other in 4Q 2021.

LEASE ROLLOVER SCHEDULE - OTHER PROPERTIES 6/30/2022 ($000)

Year	Number of Leases Expiring	ABR as of 6/30/2022	Percent of ABR as of 6/30/2022	Percent of ABR as of 6/30/2021(2)
2022 - remaining	1	$2,216	9.2%	1.7%
2023	4	7,244	30.2%	23.1%
2024	5	9,040	37.7%	28.5%
2025	3	2,807	11.7%	12.0%
2026	1	286	1.2%	0.8%
2027	1	119	0.5%	0.3%
2028	1	146	0.6%	6.5%
2029	0	-	0.0%	0.0%
2030	0	-	0.0%	0.0%
2031	1	1,795	7.5%	6.0%
Thereafter	1	311	1.3%	6.0%

Total (1)	18	$23,964	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding.

(2)	6/30/2021 updated to reflect three special purpose industrial properties that were reclassified to Other in 4Q 2021.

PROPERTY LEASES AND VACANCIES - 6/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 6/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 6/30/2022 ($000)
INDUSTRIAL PROPERTIES
SINGLE TENANT
	WAREHOUSE/DISTRIBUTION
2023	2/28/2023	Central Florida	3102 Queen Palm Dr.	Tampa	FL	15	229,605	1,152	1,230
	8/31/2023	Houston, TX	10535 Red Bluff Rd.	Pasadena	TX	--	257,835	1,231	1,262
		Dallas/Ft. Worth, TX	3737 Duncanville Rd.	Dallas	TX	--	510,400	1,713	1,733
	10/31/2023	Atlanta, GA	493 Westridge Pkwy.	McDonough	GA	--	676,000	2,031	2,074
2024	1/31/2024	Greenville/Spartanburg, SC	70 Tyger River Dr.	Duncan	SC	--	408,000	2,001	2,035
		Indianapolis, IN	1285 W. State Road 32	Lebanon	IN	--	741,880	2,281	2,530
		Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	118,211	495	503
	3/31/2024	Cleveland, TN	1520 Lauderdale Memorial Hwy.	Cleveland	TN	--	851,370	2,658	2,758
		Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	53,240	264	298
		Columbus, OH	2155 Rohr Rd.	Lockbourne	OH	--	320,190	1,566	1,567
	4/30/2024	Memphis, TN	11555 Silo Dr.	Olive Branch	MS	--	927,742	2,855	2,993
		Nashville, TN	6050 Dana Way	Antioch	TN	--	11,238	146	146
	5/31/2024	Atlanta, GA	7225 Goodson Rd.	Union City	GA	--	370,000	1,442	1,476
	6/30/2024	Cincinnati/Dayton, OH	575-599 Gateway Blvd.	Monroe	OH	--	194,936	1,024	974
	7/31/2024	Greenville/Spartanburg, SC	5795 North Blackstock Rd.	Spartanburg	SC	--	341,660	1,672	1,688
		Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	75,320	360	360
	8/31/2024	Houston, TX	9701 New Decade Dr.	Pasadena	TX	--	102,863	530	534
		Atlanta, GA	41 Busch Dr.	Cartersville	GA	--	119,295	579	579
	9/30/2024	Memphis, TN	3820 Micro Dr.	Millington	TN	--	701,819	1,985	1,965
	10/31/2024	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	58,202	230	247
		Dallas/Ft. Worth, TX	17505 Interstate Hwy. 35W	Northlake	TX	--	500,556	2,269	2,237
	11/30/2024	DC/Baltimore, MD	150 Mercury Way	Winchester	VA	--	324,535	1,716	1,687
	12/31/2024	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	95,832	469	444
		Chicago, IL	3686 South Central Ave.	Rockford	IL	--	93,000	395	395

PROPERTY LEASES AND VACANCIES - 6/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 6/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 6/30/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2024	12/31/2024	Chicago, IL	749 Southrock Dr.	Rockford	IL	--	150,000	638	645
2025	3/31/2025	Atlanta, GA	95 International Pkwy.	Adairsville	GA	--	124,251	653	652
	4/30/2025	Houston, TX	10565 Red Bluff Rd.	Pasadena	TX	--	248,240	1,237	1,234
	5/31/2025	Atlanta, GA	7875 White Rd. SW	Austell	GA	--	604,852	5,323	5,396
	6/30/2025	Savannah, GA	1319 Dean Forest Rd.	Savannah	GA	--	355,527	1,818	1,767
	7/31/2025	Indianapolis, IN	5352 Performance Way	Whitestown	IN	--	380,000	1,278	1,288
		Cleveland, OH	7005 Cochran Rd.	Glenwillow	OH	--	458,000	2,061	2,164
	8/31/2025	Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	85,232	436	424
		Savannah, GA	1315 Dean Forest Rd.	Savannah	GA	--	88,503	525	524
	9/30/2025	Greenville/Spartanburg, SC	7870 Reidville Rd.	Greer	SC	--	396,073	1,666	1,656
		Atlanta, GA	95 International Pkwy.	Adairsville	GA	--	100,960	500	500
		Nashville, TN	6050 Dana Way	Antioch	TN	--	117,600	410	424
	12/31/2025	Phoenix, AZ	4445 N. 169th Ave.	Goodyear	AZ	--	160,140	1,007	984
		Minneapolis/St Paul, MN	1700 47th Ave. North	Minneapolis	MN	--	18,620	605	605
2026	1/31/2026	Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	120,680	598	615
	3/31/2026	Central Florida	2455 Premier Row	Orlando	FL	--	205,016	786	508
		Lewisburg, TN	633 Garrett Pkwy.	Lewisburg	TN	--	310,000	1,287	1,314
	4/30/2026	Phoenix, AZ	16811 W. Commerce Dr.	Goodyear	AZ	--	540,349	2,444	2,339
	6/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	752	748
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	--	136,495	607	607
	7/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	270,252	1,433	1,403
		Columbus, OH	1860 Walcutt Rd.	Columbus	OH	--	97,934	501	480
	8/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	149,415	821	793
	9/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	669	687
		St. Louis, MO	3931 Lakeview Corporate Dr.	Edwardsville	IL	--	769,500	2,696	2,694

PROPERTY LEASES AND VACANCIES - 6/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 6/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 6/30/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2026	9/30/2026	Nashville, TN	6050 Dana Way	Antioch	TN	--	67,200	394	382
		Phoenix, AZ	9494 W. Buckeye Rd.	Tolleson	AZ	--	186,336	1,109	1,081
	10/31/2026	Greenville/Spartanburg, SC	235 Apple Valley Rd.	Duncan	SC	--	177,320	962	943
		Charlotte, NC	2203 Sherrill Dr.	Statesville	NC	--	639,800	2,796	2,687
		Cleveland, OH	10345 Philipp Pkwy.	Streetsboro	OH	--	649,250	2,883	2,824
	11/30/2026	Erwin, NY	736 Addison Rd.	Erwin	NY	--	408,000	1,514	1,522
		Philadelphia, PA	250 Rittenhouse Cir.	Bristol	PA	--	241,977	1,146	1,252
	12/31/2026	Houston, TX	4600 Underwood Rd.	Deer Park	TX	--	402,648	1,507	1,727
		Indianapolis, IN	180 Bob Glidden Blvd.	Whiteland	IN	--	179,530	787	781
		Indianapolis, IN	76 Bob Glidden Blvd.	Whiteland	IN	--	168,480	787	751
2027	1/31/2027	Kansas City, MO	27200 West 157th St.	New Century	KS	--	446,500	1,240	1,158
	3/31/2027	Greenville/Spartanburg, SC	417 Apple Valley Rd.	Duncan	SC	--	195,000	1,052	1,024
	2/28/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	68,420	388	390
		Jackson, MS	554 Nissan Pkwy.	Canton	MS	--	1,466,000	6,200	6,328
	4/30/2027	Nashville, TN	200 Sam Griffin Rd.	Smyrna	TN	--	1,505,000	6,560	6,580
		San Antonio, TX	16407 Applewhite Rd.	San Antonio	TX	--	849,275	2,994	3,015
	7/31/2027	Savannah, GA	335 Morgan Lakes Industrial Blvd.	Pooler	GA	--	499,500	2,080	2,048
	8/31/2027	Cincinnati/Dayton, OH	600 Gateway Blvd.	Monroe	OH	--	994,013	3,945	3,457
	9/30/2027	Central Florida	3775 Fancy Farms Rd.	Plant City	FL	--	330,176	1,936	1,865
		Memphis, TN	1550 Hwy 302	Byhalia	MS	--	615,600	2,439	2,518
	10/31/2027	Jackson, TN	201 James Lawrence Rd.	Jackson	TN	--	1,062,055	3,944	3,914
	11/30/2027	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	--	334,222	2,596	2,487
	12/31/2027	Columbus, OH	200 Arrowhead Dr.	Hebron	OH	--	400,522	1,449	1,422
2028	1/31/2028	Atlanta, GA	490 Westridge Pkwy.	McDonough	GA	--	1,121,120	3,737	3,731
	3/31/2028	New York/New Jersey	29-01 Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	--	140,330	5,135	5,128

PROPERTY LEASES AND VACANCIES - 6/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 6/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 6/30/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2028	5/31/2028	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	151,691	759	600
		Nashville, TN	6050 Dana Way	Antioch	TN	--	50,400	309	297
	8/31/2028	Houston, TX	4100 Malone Dr.	Pasadena	TX	--	233,190	1,359	1,265
		Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	63,840	309	308
	10/31/2028	Atlanta, GA	1625 Oakley Industrial Blvd.	Fairburn	GA	--	907,675	4,223	3,858
2029	4/30/2029	Greenville/Spartanburg, SC	230 Apple Valley Rd.	Duncan	SC	--	275,400	1,420	1,349
	6/30/2029	Memphis, TN	11624 S. Distribution Cv.	Olive Branch	MS	--	1,170,218	4,101	3,628
	7/31/2029	Memphis, TN	8500 Nail Rd.	Olive Branch	MS	--	716,080	2,751	2,707
	8/31/2029	Dallas/Ft. Worth, TX	8601 E. Sam Lee Ln.	Northlake	TX	--	1,214,526	4,278	4,044
	9/30/2029	Indianapolis, IN	1621 Veterans Memorial Pkwy. E.	Lafayette	IN	--	309,400	1,427	1,204
		Chicago, IL	6225 E. Minooka Rd.	Minooka	IL	--	1,034,200	2,931	2,780
	11/21/2029	Columbus, OH	1860 Walcutt Rd.	Columbus	OH	--	194,796	983	912
	11/30/2029	Chicago, IL	1460 Cargo Court	Minooka	IL	--	705,661	2,857	2,722
	12/31/2029	Greenville/Spartanburg, SC	402 Apple Valley Rd.	Duncan	SC	--	235,600	1,263	1,157
		Chicago, IL	200 International Pkwy. S.	Minooka	IL	--	473,280	2,138	2,004
2030	1/31/2030	Dallas/Ft. Worth, TX	3201 N. Houston School Rd.	Lancaster	TX	--	468,300	1,669	1,550
	3/31/2030	Memphis, TN	549 Wingo Rd.	Byhalia	MS	--	855,878	4,388	4,454
	5/31/2030	St. Louis, MO	4015 Lakeview Corporate Dr.	Edwardsville	IL	--	1,017,780	3,460	2,979
	6/30/2030	Dallas/Ft. Worth, TX	1704 S. I-45	Hutchins	TX	--	120,960	617	575
		Richmond, VA	2601 Bermuda Hundred Rd.	Chester	VA	3	1,034,470	3,851	3,951
		Cincinnati/Dayton, OH	700 Gateway Blvd.	Monroe	OH	--	1,299,492	5,515	5,178
	8/31/2030	Central Florida	3400 NW 35th St.	Ocala	FL	--	617,055	3,014	2,801
	9/30/2030	Phoenix, AZ	255 143rd Ave.	Goodyear	AZ	--	801,424	4,000	3,751
2031	2/28/2031	Greenville/Spartanburg, SC	1021 Tyger Lake Rd.	Spartanburg	SC	--	213,200	1,043	987
	3/31/2031	Indianapolis, IN	19 Bob Glidden Blvd.	Whiteland	IN	--	530,400	2,190	2,002

PROPERTY LEASES AND VACANCIES - 6/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 6/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 6/30/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2031	5/31/2031	DC/Baltimore, MD	291 Park Center Dr.	Winchester	VA	--	344,700	1,726	1,625
	6/30/2031	Nashville, TN	6050 Dana Way	Antioch	TN	--	352,275	1,543	1,405
	7/31/2031	Atlanta, GA	51 Busch Dr.	Cartersville	GA	--	328,000	1,646	1,479
	9/30/2031	Atlanta, GA	41 Busch Dr.	Cartersville	GA	--	276,705	1,661	1,376
	11/30/2031	Indianapolis, IN	3751 S. CR 500 E.	Whitestown	IN	--	1,016,244	3,897	3,557
	12/18/2031	DC/Baltimore, MD	80 Tyson Dr.	Winchester	VA	--	400,400	2,368	2,242
	12/31/2031	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	--	161,982	1,274	1,137
		Cincinnati/Dayton, OH	200 Richard Knock Way	Walton	KY	--	232,500	1,271	1,160
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	--	352,655	1,903	1,710
2032	2/28/2032	Cincinnati/Dayton, OH	675 Gateway Blvd.	Monroe	OH	--	143,664	938	878
	4/30/2032	Houston, TX	13930 Pike Rd.	Missouri City	TX	--	-	2,123	2,131
		Cincinnati/Dayton, OH	300 Richard Knock Way	Walton	KY	--	544,320	2,411	2,150
	8/24/2032	Detroit, MI	16950 Pine Dr.	Romulus	MI	--	500,023	2,567	2,490
	10/31/2032	Portland, OR	27255 SW 95th Ave.	Wilsonville	OR	13, 14	508,277	3,120	2,801
2033	3/31/2033	Phoenix, AZ	3405 S. McQueen Rd.	Chandler	AZ	--	201,784	4,498	4,086
	6/30/2033	Columbus, OH	191 Arrowhead Dr.	Hebron	OH	--	250,410	1,057	798
2034	4/30/2034	Raleigh, NC	1133 Poplar Creek Rd.	Henderson	NC	--	147,448	548	498
	10/31/2034	Champaign-Urbana, IL	1001 Innovation Rd.	Rantoul	IL	--	813,126	4,196	3,992
	12/31/2034	Greenville/Spartanburg, SC	27 Inland Pkwy.	Greer	SC	--	1,318,680	5,544	5,198
2035	6/30/2035	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	298,653	1,361	1,150
	10/22/2035	Detroit, MI	2860 Clark St.	Detroit	MI	--	189,960	2,204	2,204
2036	5/31/2036	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	117,440	787	692
		Charlotte, NC	671 Washburn Switch Rd.	Shelby	NC	--	673,425	2,786	2,661
	11/30/2036	Phoenix, AZ	17510 W. Thomas Rd.	Goodyear	AZ	--	468,182	4,304	3,794
2037	3/31/2037	Dallas/Ft. Worth, TX	4005 E. I-30	Grand Prairie	TX	--	215,000	1,872	1,698

PROPERTY LEASES AND VACANCIES - 6/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 6/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 6/30/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2037	5/31/2037	Phoenix, AZ	8989 W Buckeye Rd.	Phoenix	AZ	--	268,872	2,368	2,000
2038	3/31/2038	Houston, TX	13901/14035 Industrial Rd.	Houston	TX	--	132,449	6,773	6,318
N/A	Vacancy	Central Florida	5275 Drane Field Rd.	Lakeland	FL	16	36,274	-	-
		Central Florida	3775 Fancy Farms Rd.	Plant City	FL	--	180,308	-	-
		Nashville, TN	6050 Dana Way	Antioch	TN	--	75,815	-	-
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - SINGLE TENANT						52,691,489	$248,996	$239,474

MULTI-TENANT / VACANCY (6)(7)
N/A	Various	Greenville/Spartanburg, SC	7820 Reidville Rd.	Greer	SC	5 (62%)	210,820	761	716
	MULTI-TENANT/VACANCY WAREHOUSE/DISTRIBUTION TOTAL						210,820	$761	$716

INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.3% Leased (9)	52,902,309	$249,757	$240,190

PROPERTY LEASES AND VACANCIES - 6/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Property Type	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 6/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 6/30/2022 ($000)
OTHER PROPERTIES
SINGLE TENANT
2022	8/31/2022	Atlanta, GA	1420 Greenwood Rd.	McDonough	GA	4	Cold Storage	296,972	-	2,216
2023	9/30/2023	Philadelphia, PA	1701 Market St.	Philadelphia	PA	13	Office	8,070	-	-
		Philadelphia, PA	1701 Market St.	Philadelphia	PA	13	Office	1,220	37	37
	12/14/2023	South Bay/San Jose, CA	3333 Coyote Hill Rd.	Palo Alto	CA	--	Office	202,000	6,642	7,070
2024	1/31/2024	Philadelphia, PA	1701 Market St.	Philadelphia	PA	13	Office	289,432	4,280	4,197
	5/31/2024	Charlotte, NC	3476 Stateview Blvd.	Fort Mill	SC	13	Office	169,083	2,014	2,072
		Charlotte, NC	3480 Stateview Blvd.	Fort Mill	SC	13	Office	169,218	2,088	2,074
2025	5/31/2025	Philadelphia, PA	1701 Market St.	Philadelphia	PA	13	Office	2,641	283	283
	12/19/2025	Owensboro, KY	1901 Ragu Dr.	Owensboro	KY	8	Heavy Manufacturing	443,380	1,882	1,933
2027	1/31/2027	Philadelphia, PA	1701 Market St.	Philadelphia	PA	13	Office	1,975	154	119
2031	11/30/2031	New York/New Jersey	4 Apollo Dr.	Whippany	NJ	13	Office	123,734	2,041	1,795
2048	12/31/2048	DC/Baltimore, MD	30 Light St.	Baltimore	MD	--	Other	-	311	311
N/A	Vacancy	Philadelphia, PA	1701 Market St.	Philadelphia	PA	13	Office	699	-	-
	N/A	Philadelphia, PA	1701 Market St.	Philadelphia	PA	13	Office	-	1,510	1,510
	SINGLE TENANT OTHER TOTAL							1,708,424	$21,242	$23,617

MULTI-TENANT / VACANCY (6)(7)
N/A	Vacancy	Atlanta, GA	3500 N. Loop Rd.	McDonough	GA	13, 14	Office	62,218	-	-
N/A	Various	West Michigan	6938 Elm Valley Dr.	Kalamazoo	MI	5, 13 (33%)	Warehouse/Office	150,945	546	546
		Phoenix, AZ	13430 North Black Canyon Fwy.	Phoenix	AZ	5, 13 (56%)	Office	138,940	1,191	1,311
	MULTI-TENANT/VACANCY OTHER TOTAL							352,103	$1,737	$1,857

TOTAL OTHER/WEIGHTED AVERAGE							89.0% Leased	2,060,527	$22,979	$25,474

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE							98.9% Leased (9)	54,962,836	$272,736	$265,664

PROPERTY LEASES AND VACANCIES - 6/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 6/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 6/30/2022 ($000)	6/30/2022 Debt Balance ($000)	Debt Maturity (10)
NON-CONSOLIDATED PROPERTIES
NNN MFG COLD JV PROPERTIES
2023	12/31/2023	Nashville, TN	120 Southeast Pkwy. Dr.	Franklin	TN	11	289,330	20%	833	735	381,000	01/2024
2024	4/30/2024	Portland/South Portland, ME	113 Wells St.	North Berwick	ME	11	993,685	20%	1,672	1,627	-	--
	5/31/2024	Bingen, WA	901 East Bingen Point Way	Bingen	WA	11	124,539	20%	1,703	2,748	-	--
2025	6/30/2025	Nashville, TN	301 Bill Bryan Blvd.	Hopkinsville	KY	11	424,904	20%	1,698	1,687	-	--
		Elizabethtown-Fort Knox, KY	730 North Black Branch Rd.	Elizabethtown	KY	11	167,770	20%	709	537	-	--
		Elizabethtown-Fort Knox, KY	750 North Black Branch Rd.	Elizabethtown	KY	11	539,592	20%	2,630	2,838	-	--
		Owensboro, KY	4010 Airpark Dr.	Owensboro	KY	11	211,598	20%	990	1,208	-	--
	7/14/2025	Charlotte, NC	590 Ecology Ln.	Chester	SC	11	420,597	20%	2,190	2,491	-	--
2026	11/30/2026	Lumberton, NC	2880 Kenny Biggs Rd.	Lumberton	NC	11	423,280	20%	1,714	1,630	-	--
2027	8/31/2027	Greenville/Spartanburg, SC	50 Tyger River Dr.	Duncan	SC	11	221,833	20%	1,062	1,103	-	--
	12/31/2027	Cincinnati/Dayton, OH	10590 Hamilton Ave.	Cincinnati	OH	11	264,598	20%	861	813	-	--
2028	9/30/2028	West Michigan	904 Industrial Rd.	Marshall	MI	11	246,508	20%	835	785	-	--
2029	11/24/2029	Anniston-Oxford, AL	318 Pappy Dunn Blvd.	Anniston	AL	11	276,782	20%	1,842	1,744	-	--
2030	10/31/2030	Detroit, MI	43955 Plymouth Oaks Blvd.	Plymouth	MI	11	311,612	20%	1,872	1,609	-	--
2031	6/30/2031	Cincinnati/Dayton, OH	10000 Business Blvd.	Dry Ridge	KY	11	336,350	20%	1,607	1,431	-	--
	10/31/2031	Chicago, IL	1020 W. Airport Rd.	Romeoville	IL	11	188,166	20%	3,891	3,665	-	--
2032	10/31/2032	Detroit, MI	26700 Bunert Rd.	Warren	MI	--	260,243	20%	4,194	3,675	25,850	11/2032
2033	9/30/2033	Crossville, TN	900 Industrial Blvd.	Crossville	TN	11	222,200	20%	704	595	-	--
2034	9/30/2034	Las Vegas, NV	5670 Nicco Way	North Las Vegas	NV	11	180,235	20%	2,825	2,458	-	--
2035	3/31/2035	Houston, TX	13863 Industrial Rd.	Houston	TX	11	187,800	20%	2,604	2,302	-	--
		Houston, TX	7007 F.M. 362 Rd.	Brookshire	TX	11	262,095	20%	2,041	1,806	-	--
2042	5/31/2042	Columbus, GA	4801 North Park Dr.	Opelika	AL	11	165,493	20%	3,465	2,766	-	--
NNN MFG COLD JV TOTAL/WEIGHTED AVERAGE						100% Leased	6,719,210		$41,942	$40,253	$406,850

PROPERTY LEASES AND VACANCIES - 6/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 6/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 6/30/2022 ($000)	6/30/2022 Debt Balance ($000)	Debt Maturity (10)
NON-CONSOLIDATED PROPERTIES
NNN OFFICE JV PROPERTIES
2022	12/31/2022	Chicago, IL	231 N. Martingale Rd.	Schaumburg	IL	12	317,198	20%	4,598	4,950	131,520	09/2022
2023	3/31/2023	Dallas/Ft. Worth, TX	8900 Freeport Pkwy.	Irving	TX	12	268,445	20%	4,926	4,789	-	--
2025	3/14/2025	Dallas/Ft. Worth, TX	601 & 701 Experian Pkwy.	Allen	TX	12	292,700	20%	3,240	3,073	-	--
	6/30/2025	Atlanta, GA	2500 Patrick Henry Pkwy.	McDonough	GA	12	111,911	20%	1,628	1,495	-	--
	12/31/2025	Dallas/Ft. Worth, TX	4001 International Pkwy.	Carrollton	TX	12	138,443	20%	2,534	2,543	-	--
2026	3/31/2026	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	12	97,000	20%	1,345	1,260	-	--
2027	6/30/2027	Kansas City, MO	3902 Gene Field Rd.	St. Joseph	MO	12	98,849	20%	2,116	2,066	-	--
	7/6/2027	Columbus, OH	2221 Schrock Rd.	Columbus	OH	12	42,290	20%	684	670	-	--
	8/7/2027	Philadelphia, PA	25 Lakeview Dr.	Jessup	PA	12	150,000	20%	2,330	2,281	-	--
2031	1/10/2031	Houston, TX	810 Gears Rd.	Houston	TX	12	68,985	20%	1,201	1,425	-	--
2032	4/30/2032	Charlotte, NC	1210 AvidXchange Ln.	Charlotte	NC	--	201,450	20%	6,025	5,699	46,900	12/2022 01/2033
2035	4/30/2035	Parachute, CO	143 Diamond Ave.	Parachute	CO	12	49,024	20%	1,157	1,269	-	--
N/A	Vacancy	Houston, TX	810 Gears Rd.	Houston	TX	12	9,910	20%	-	-	-	--
NNN OFFICE JV TOTAL/WEIGHTED AVERAGE						99.5% Leased	1,846,205		$31,784	$31,520	$178,420

PROPERTY LEASES AND VACANCIES - 6/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 6/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 6/30/2022 ($000)	6/30/2022 Debt Balance ($000)	Debt Maturity (10)
OTHER NON-CONSOLIDATED PROPERTIES
2036	8/31/2036	Houston, TX	2203 North Westgreen Blvd.	Katy	TX	--	274,000	25%	6,971	6,971	49,796	12/2022
OTHER NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						100% Leased	274,000		$6,971	$6,971	$49,796

NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						99.9% Leased	8,839,415		$80,697	$78,744	$635,066

Footnotes
1	Based on CoStar.com inventory data.
2	Square footage leased or available.
3	Property includes four warehouses (252,351 square feet each) and one other property (25,066 square feet).
4	Lease reclassified as a sales-type lease as tenant exercised purchase option and the tenant purchased the property subsequent to quarter end.
5	Represents percent leased as of 6/30/2022.
6	Multi-tenant properties are properties less than 50% leased to a single tenant.
7	The multi-tenanted / vacant Stabilized Portfolio properties incurred approximately $1.4 million in operating expenses, net for the six months ended 6/30/2022.
8	LXP has a 71.1% interest in this property.
9	Percent leased is for Stabilized Portfolio at 6/30/2022.
10	Interest rates range from 0.25% to 5.4% at 6/30/2022.
11	All debt is cross-collateralized and cross-defaulted.
12	All debt is cross-collateralized and cross-defaulted.
13	Property held for sale at 6/30/2022.
14	Property sold subsequent to 6/30/2022.
15	Subsequent to 6/30/2022, lease extended to 2/28/2026.
16	Subsequent to 6/30/2022, remaining space leased for a 62 month term.

MORTGAGES AND NOTES PAYABLE 6/30/2022

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000)(b)	Balloon Payment ($000)
INDUSTRIAL (f)
Long Island City, NY		$27,030	3.500%	03/2028	$4,970	$-
Goodyear, AZ		41,294	4.290%	08/2031	2,484	33,399
Industrial Subtotal/Wtd. Avg./Years Remaining (c)		$68,324	3.977%	7.7	$7,454	$33,399
OFFICE (f)
Palo Alto, CA		$10,521	3.970%	12/2023	$7,059	$-
Office Subtotal/Wtd. Avg./Years Remaining (c)		$10,521	3.970%	1.4	$7,059	$-

Subtotal/Wtd. Avg./Years Remaining (c)		$78,845	3.976%	6.9	$14,513	$33,399
CORPORATE (e)
Revolving Credit Facility	(g)	$120,000	2.164%	02/2023	$2,633	$120,000
Senior Notes		198,932	4.400%	06/2024	8,753	198,932
Term Loan	(h)	300,000	2.732%	01/2025	8,310	300,000
Senior Notes		400,000	2.700%	09/2030	10,800	400,000
Senior Notes		400,000	2.375%	10/2031	9,500	400,000
Trust Preferred Notes	(i)	129,120	2.986%	04/2037	3,909	129,120
Subtotal/Wtd. Avg./Years Remaining (c)		$1,548,052	2.823%	6.5	$43,905	$1,548,052

Total/Wtd. Avg./Years Remaining (c)	(d)	$1,626,897	2.879%	6.5	$58,418	$1,581,451

MORTGAGES AND NOTES PAYABLE (CONTINUED) 6/30/2022 ($000)

	GAAP Balance	Deferred Loan Costs, net	Discounts	Gross Balance
Mortgages and notes payable (f)	$77,651	$1,194	$-	$78,845
Revolving credit facility borrowings (e)	120,000	-	-	120,000
Term loans payable (e)	298,698	1,302	-	300,000
Senior notes payable(e)	988,613	6,878	3,441	998,932
Trust preferred securities (e)	127,644	1,476	-	129,120
Consolidated debt	$1,612,606	$10,850	$3,441	$1,626,897

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity shown in years based on debt balance.
(b)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(c)	Total shown may differ from detailed amounts due to rounding.
(d)	See reconciliations of non-GAAP measures in this document.
(e)	Unsecured.
(f)	Secured.
(g)	Rate ranges from LIBOR plus 0.775% to 1.45%. Subsequent to quarter end, the revolving credit facility was amended to, among other items, (i) extend the maturity date to July 2026, (ii) replace LIBOR loans with SOFR loans and (iii) reduce the applicable margin by five basis points.
(h)	Rate ranges from LIBOR plus 0.85% to 1.65%. LIBOR rate was fixed at 1.732% through January 2025 via interest rate swap agreements. Subsequent to quarter end, the term loan’s interest rate was converted to Term SOFR and fixed at 2.72% via amendments to swap agreements.
(i)	Rate is three month LIBOR plus 170 bps.

DEBT MATURITY SCHEDULE 6/30/2022 ($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2022 - remaining	$5,691	$-	$-
2023	12,265	-	120,000	(2)
2024	5,373	-	198,932
2025	5,570	-	300,000
2026	5,773	-	-
	$34,672	$-	$618,932

Debt Maturity Profile (1)

Footnotes

(1)	Percentage denotes weighted-average interest rate.
(2)	Subsequent to quarter end, extended to July 2026.

DEBT COVENANTS (1)

CORPORATE LEVEL DEBT
	MUST BE:	6/30/2022
Bank Loans(2):

Maximum Leverage	< 60%	39.6%
Fixed Charge Coverage	> 1.5x	3.4	x
Recourse Secured Indebtedness Ratio	< 10% cap value	0.0%
Secured Indebtedness Ratio	< 40%	4.8%
Unsecured Debt Service Coverage	> 2.0x	5.3	x
Unencumbered Leverage	< 60%	37.0%

Bonds:

Debt to Total Assets	< 60%	33.8%
Secured Debt to Total Assets	< 40%	1.6%
Debt Service Coverage	> 1.5x	5.5	x
Unencumbered Assets to Unsecured Debt	> 150%	296.6%

Footnotes

(1)	The above is a summary of the key financial covenants for LXP’s credit facility and term loan and senior notes, as of June 30, 2022 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date and applicable. These calculations are presented to show LXP’s compliance with such covenants only and are not measures of LXP’s liquidity or performance.
(2)	Calculated in accordance with the Second Amended and Restated Credit Agreement dated July 5, 2022.

COMPONENTS OF NET ASSET VALUE 6/30/2022 ($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties six-month net operating income (NOI) (1)
Industrial	$112,629
Other	4,579
Total Net Operating Income	$117,208

LXP’s share of non-consolidated six-month NOI (1)
NNN OFFICE JV
Office	$3,049
NNN MFG Cold JV
Industrial	$3,950
OTHER JV
Other	$789

Other income
Advisory fees	$2,875

NOI for NAV Reconciliation:	Six months ended 6/30/2022
NOI as reported	$121,389
Adjustments to NOI:
Disposed of properties	(1,055)
Leases with free rent period	2,407
Leases not commenced	2,170
Investment in sales-type lease	(1,077)
Held for sale assets	(6,370)
Assets acquired in 2022	(444)
Assets less than 70% leased / Other	188
NOI for NAV	$117,208

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets acquired in 2022	$129,641
Wholly-owned assets less than 70% leased	$70,123

Add other assets:
Assets held for sale - consolidated	$114,546
Construction in progress	7,098
Developable land - non-consolidated(2)	15,696
Developable land - consolidated(2)	102,548
Development investment(2)	232,962
Cash and cash equivalents	49,817
Restricted cash	109
Accounts receivable	2,604
Investment in sales-type lease	28,013
Other assets	20,883
Total other assets	$574,276

Liabilities:
Corporate level debt (face amount)	$1,548,052
Mortgages and notes payable (face amount)	78,845
Dividends payable	35,578
Liabilities held for sale - consolidated	5,095
Accounts payable, accrued expenses and other liabilities	102,313
Preferred stock, at liquidation value	96,770
LXP’s share of non-consolidated mortgages (face amount)	129,436
Total deductions	$1,996,089

Common shares & OP units at 6/30/2022	282,522,582

(1)	NOI for the existing property portfolio at June 30, 2022, includes two quarters of annualized NOI for non-commenced leases and leases with free rent periods (excludes NOI related to assets undervalued by a capitalized NOI method, assets held for sale and investment in sales-type lease). Assets undervalued by a capitalized NOI method are identified generally by under 70% leased during the period, assets placed into service and assets acquired in 2022. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, LXP’s net book value has been used.

(2)	At cost incurred.

NON-GAAP MEASURES DEFINITIONS

LXP has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures.

LXP believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating LXP’s financial performance or cash flow from operating, investing, or financing activities or liquidity.

Definitions:

Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, impairment charges, debt satisfaction gains (losses), net, non-cash charges, net, straightline adjustments, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. LXP’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. LXP believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA.

Annualized Cash Base Rent ("ABR"): Annualized Cash Base Rent is calculated by multiplying the current monthly Cash Base Rent by 12. For leases in free rent periods or that were signed prior to the end of the quarter but have not commenced, the first Cash Base Rent payment is multiplied by 12. LXP believes ABR provides a meaningful indication of an investment’s ability to fund cash needs.

Annualized Base Rent: Annualized Base rent is calculated by multiplying the current monthly Base Rent by 12. For leases signed prior to the end of the quarter but have not commenced, the first Base Rent is multiplied by 12. LXP believes Annualized Base Rent provides a meaningful measure to the net lease structure of the portfolio.

Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. LXP believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio.

Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements and lease termination income and includes ancillary income. LXP believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs.

NON-GAAP MEASURES DEFINITIONS

Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash interest, (6) non-cash charges, net, (7) capitalized interest and internal costs, (8) cash paid for second generation tenant improvements, and (9) cash paid for second generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), LXP believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

First Generation Costs: Represents cash spend for tenant improvements and leasing costs for in-service development projects and expenditures contemplated at acquisition for recently acquired properties. Because all companies do not calculate First Generation Costs the same way, LXP’s presentation may not be comparable to similarly titled measures of other companies.

Funds from Operations (“FFO”) and Adjusted Company FFO: LXP believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). LXP believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

LXP presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder’s option, into LXP’s common shares, are converted at the beginning of the period. LXP also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of LXP’s real estate portfolio. LXP believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of LXP’s operating performance or as an alternative to cash flow as a measure of liquidity.

NON-GAAP MEASURES DEFINITIONS

Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of LXP’s historical or future financial performance, financial position or cash flows. LXP defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, LXP’s NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. LXP believes that net income is the most directly comparable GAAP measure to NOI.

Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned, stabilized and included in our portfolio for two comparable reporting periods. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, LXP’s Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of LXP’s operating performance. However, Same-Store NOI should not be viewed as an alternative measure of LXP’s financial performance since it does not reflect the operations of LXP’s entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of LXP’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact LXP’s results from operations. LXP believes that net income is the most directly comparable GAAP measure to Same- Store NOI.

Second Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation. LXP believes that second generation building improvements represent an investment in existing stabilized properties.

Stabilized Portfolio: All real estate properties other than acquired or developed properties that have not achieved 90% occupancy within one-year of acquisition or substantial completion.

SELECT CREDIT METRICS DEFINITIONS ($000)

	Six months ended			Six months ended
Adjusted Company FFO Payout:	June 30, 2022		(Debt + Preferred) / Gross Assets:	June 30, 2022
Common share dividends per share	$0.24		Consolidated debt	$1,612,606
Adjusted Company FFO per diluted share	0.33		Preferred shares liquidation preference	96,770
Adjusted Company FFO payout ratio	72.7%		Debt and preferred	$1,709,376

Unencumbered Assets:			Total assets	$4,054,420
Real estate, at cost	$4,366,591		Plus depreciation and amortization:
Held for sale real estate and intangible assets, at cost	217,302		Real estate	703,300
Other asset - note receivable	1,483		Deferred lease costs	8,529
less encumbered real estate, at cost	(153,116)		Held for sale assets	109,363
Unencumbered assets	$4,432,260
			Gross assets	$4,875,612
Unencumbered NOI:
NOI	$121,389		(Debt + Preferred) / Gross Assets	35.1%
Disposed of properties NOI	(1,055)
Adjusted NOI	120,334		Debt / Gross Assets:
less encumbered adjusted NOI	(8,069)		Consolidated debt	$1,612,606
Unencumbered adjusted NOI	$112,265
			Gross assets	$4,875,612
Unencumbered NOI %	93.3%
			Debt / Gross assets	33.1%
Net Debt / Adjusted EBITDA:
Adjusted EBITDA	$246,838		Secured Debt / Gross Assets:
			Total Secure Debt	$77,651
Consolidated debt	$1,612,606
less consolidated cash and cash equivalents	(49,817)		Gross assets	$4,875,612
Non-consolidated debt, net	124,644
Net debt	$1,687,433		Secured Debt / Gross Assets	1.6%

Net debt / Adjusted EBITDA	6.8	x	Unsecured Debt / Unencumbered Assets:
			Consolidated debt	$1,612,606
(Net Debt + Preferred) / Adjusted EBITDA:			less mortgages and notes payable	(77,651)
Adjusted EBITDA	$246,838		Unsecured Debt	$1,534,955

Net debt	$1,687,433		Unencumbered assets	$4,432,260
Preferred shares liquidation preference	96,770
Net debt + preferred	$1,784,203		Unsecured Debt / Unencumbered Assets	34.6%

(Net Debt + Preferred) / Adjusted EBITDA	7.2	x

For the 12/31/2021, 12/31/2020 and 12/31/2019 Select Credit Metric reconciliation see corresponding period Quarterly Supplemental Information.

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 505000	462 South 4th Street, Suite 1600
Louisville, KY 40233	Louisville, KY 40202
(800) 850-3948

www-us.computershare.com/investor

Investor Relations

Heather Gentry
Senior Vice President, Investor Relations
Telephone (direct)	(212) 692-7219
E-mail	hgentry@lxp.com

Research Coverage

Bank of America		Evercore Partners
Jamie Feldman	(646) 855-5808	Sheila K. McGrath	(212) 497-0882

Jefferies & Company, Inc.		J.P. Morgan Chase
Jon Petersen	(212) 284-1705	Anthony Paolone	(212) 622-6682

KeyBanc Capital Markets Inc.		Ladenburg Thalmann & Co., Inc.
Todd Thomas	(917) 368-2286	John Massocca	(212) 409-2543

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